UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2004

American Healthways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19364 (Commission File Number)	62-1117144 (I.R.S. Employer Identification No.)

3841 Green Hills Village Drive Nashville, Tennessee (Address of Principal Executive Offices)	37215 (Zip Code)

        Registrant’s telephone number, including area code: (615) 665-1122

        (Former name or former address, if changed since last report)

TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits

Item 9. Regulation FD Disclosure

Signature

Exhibit Index

Ex-99.1 Press Release

Item 7. Financial Statements and Exhibits.

       (c)  Exhibits

Exhibit 99.1 Press Release.

Item 9. Regulation FD Disclosure.

      On May 18, 2004, American Healthways, Inc. announced that it will participate in the 33rd Annual Institutional Investor Conference hosted by SunTrust Robinson Humphrey on May 25-26 in Atlanta, Georgia and will conduct a presentation on May 25 which will be broadcast live on the Web. A copy of the press release issued on May 18, 2004 is attached hereto as Exhibit 99.1.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

American Healthways, Inc. /s/ Mary A. Chaput Mary A. Chaput Chief Financial Officer

      Date: May 18, 2004

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 18, 2004